                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

                                            [_] CONFIDENTIAL, FOR USE OF THE
Check the appropriate box:                      COMMISSION ONLY (AS PERMITTED BY
                                                RULE 14a-6(e)(2))
[_] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               HNC SOFTWARE INC.
             ----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


             ----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    (3) Filing Party:

        ------------------------------------------------------------------------

    (4) Date Filed:

        ------------------------------------------------------------------------

                           [HNC SOFTWARE INC. LOGO]

                                April 15, 1998

To Our Stockholders:

  You are cordially invited to attend the 1998 Annual Meeting of Stockholders of HNC Software Inc. to be held at the Hyatt Regency La Jolla located at 3777 La Jolla Village Drive, San Diego, California, on Thursday, May 21, 1998, at 8:00 a.m., Pacific Time.

  The matters to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

  Please use this opportunity to take part in the Company's affairs by voting on the business to come before this Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE PRIOR TO THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the Meeting and to vote your shares in person.

  We hope to see you at the Meeting.

                                          Sincerely,

                                          /s/ Robert L. North

                                          Robert L. North
                                          President and Chief Executive
                                          Officer

                               HNC SOFTWARE INC.
                          5930 CORNERSTONE COURT WEST
                       SAN DIEGO, CALIFORNIA 92121-3728

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

To Our Stockholders:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of HNC Software Inc. (the "Company") will be held at the Hyatt Regency La Jolla located at 3777 La Jolla Village Drive, San Diego, California, on Thursday, May 21, 1998, at 8:00 a.m., Pacific Time.

  At the Meeting, you will be asked to consider and vote upon the following matters:

  1. The election of five directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

        Edward K. Chandler  Thomas E. Farb
        Oliver D. Curme     Charles H. Gaylord, Jr.
                            Robert L. North

  2. A proposal to approve an amendment to the Company's 1995 Equity Incentive Plan increasing the number of shares of the Company's Common Stock reserved for issuance thereunder by 1,000,000 shares.

  3. A proposal to ratify the selection of Price Waterhouse LLP as the Company's independent accountants for 1998.

  4. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on March 27, 1998 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ Raymond V. Thomas

                                          Raymond V. Thomas
                                          Vice President, Finance and
                                           Administration, Chief Financial
                                           Officer and Secretary

San Diego, California
April 15, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                               HNC SOFTWARE INC.
                          5930 CORNERSTONE COURT WEST
                       SAN DIEGO, CALIFORNIA 92121-3728

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                April 15, 1998

  The accompanying proxy is solicited on behalf of the Board of Directors of HNC Software Inc., a Delaware corporation (the "Company" or "HNC"), for use at the Annual Meeting of Stockholders of the Company to be held at the Hyatt Regency La Jolla located at 3777 La Jolla Village Drive, San Diego, California, on Thursday, May 21, 1998, at 8:00 a.m., Pacific Time (the "Meeting"). This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 15, 1998. An annual report for the year ended December 31, 1997 is enclosed with this Proxy Statement.

RECORD DATE; QUORUM

  Only holders of record of the Company's Common Stock at the close of business on March 27, 1998 (the "Record Date") will be entitled to vote at the Meeting. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business at the Meeting. At the close of business on the Record Date, the Company had 24,727,776 shares of Common Stock outstanding and entitled to vote.

VOTING RIGHTS; REQUIRED VOTE

  Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date. Shares of Common Stock may not be voted cumulatively. In the event that a broker, bank, custodian, nominee or other record holder of HNC Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), then those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining whether or not a quorum is present at the Meeting.

  Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proposals No. 2 and 3 require for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting that are voted for or against the proposal. Abstentions and broker non-votes will not affect the outcome of the vote. All votes will be tabulated by the inspector of elections appointed for the Meeting who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes.

VOTING OF PROXIES

  The proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of HNC (the "Board") for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to HNC. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal at the Meeting will be counted as votes "for" such proposal (or, in the case of the election of directors, as a vote "for" election to the Board of all the nominees presented by the Board).

  In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

  The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. The Company has retained Corporate Investors Communications, an independent proxy solicitation firm, to assist in soliciting proxies at an estimated fee of $5,500 plus reimbursement of reasonable expenses.

REVOCABILITY OF PROXIES

  Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting, or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares and that such broker, bank or other nominee is not voting such shares.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

  The Board currently consists of five directors, all of whom are nominated for reelection at the Meeting. Each director will be elected to serve until the next annual meeting of stockholders and until his successor is duly elected and qualified or until such director's earlier resignation, death or removal.

  Shares represented by the accompanying proxy will be voted "for" the election of the five nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. In the event that any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

DIRECTORS/NOMINEES

  The names of the nominees, and certain information about them, are set forth below:

                                                                       DIRECTOR
NAME OF DIRECTOR  AGE               PRINCIPAL OCCUPATION                SINCE
----------------  ---               --------------------               --------
Edward K.             Managing Director, Graystone Venture Partners,
 Chandler(1)....   40 LLC                                                1991
Oliver D.
 Curme(2).......   44 General Partner, Battery Ventures, L.P.            1987
Thomas F.          41 Senior Vice President and Chief Financial
 Farb(1)........      Officer, Interneuron Pharmaceuticals, Inc.         1987
Charles H.
 Gaylord,
 Jr.(2).........   52 Private technology investor                        1995
Robert L. North.      President and Chief Executive Officer, HNC
                   62 Software Inc.                                      1987

--------
(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.

  Mr. Chandler has been a director of the Company since August 1991. Since July 1991, he has been President of Prairie-EKC, Inc., a partner of the general partner of PCE 1991 Limited Partnership, a venture capital firm. Since November 1996, Mr. Chandler has also been a Managing Director of Graystone Venture Partners, LLC, a venture capital firm. Mr. Chandler holds a Bachelor of Arts degree in Economics from Yale University and a Masters degree in Business Administration from Harvard University.

  Mr. Curme has been a director of the Company since June 1987. Since January 1988, he has been a general partner of the general partner of Battery Ventures, L.P., a national venture capital firm. Mr. Curme also serves as a director of several privately held technology companies. Mr. Curme is also a director of InfoSeek Corporation, an Internet search and navigation service company. He holds a Bachelor of Science degree in Biochemistry from Brown University and a Masters degree in Business Administration from Harvard University.

  Mr. Farb has been a director of the Company since November 1987. Since April 1994, he has been Senior Vice President, Chief Financial Officer and Treasurer of Interneuron Pharmaceuticals, Inc., a publicly-held diversified pharmaceutical company, and an officer of several of its subsidiaries. From October 1992 to March 1994, Mr. Farb served as Vice President of Corporate Development, Chief Financial Officer and Controller of Cytyc Corporation, a medical device and diagnostics company. Mr. Farb also serves as a director of Redwood Trust, Inc., a California-based publicly-held Real Estate Investment Trust. He holds a Bachelor of Arts degree in Sociology from Harvard College.

  Mr. Gaylord has been a director of the Company since May 1995. He is currently a private technology investor and a director of Stac Inc., a publicly-held software company. From December 1993 to September 1994, Mr. Gaylord served as Executive Vice President of Intuit Inc., a publicly-held personal and small business finance software company, following Intuit's acquisition of ChipSoft, Inc., a tax preparation software company. Prior to that acquisition, from June 1990 to December 1993, he served first as President and Chief Executive Officer and a director of ChipSoft and then as Chairman of the Board of Directors and Chief Executive Officer. He holds Bachelor of Science and Master of Science degrees in Aerospace Engineering from Georgia Institute of Technology and a Masters degree in Business Administration from Harvard University.

  Mr. North has been President and Chief Executive Officer and a director of the Company since June 1987. Mr. North is also a director of Peerless Systems Corporation. Mr. North holds Bachelor of Science and Master of Science degrees in Electrical Engineering from Stanford University.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

  BOARD OF DIRECTORS. During 1997, the Board met eight times, including telephone conference meetings, and acted by written consent three times. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which such director served (during the period that such director served).

  Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

  AUDIT COMMITTEE. Messrs. Chandler and Farb are the current members of the Audit Committee. The Audit Committee met four times during 1997. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by the Company's auditors, reviews the fairness of any proposed transaction between the Company and any officer, director or other affiliate of the Company (other than transactions subject to the review of the Compensation Committee), and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may be listed.

  COMPENSATION COMMITTEE. Messrs. Curme and Gaylord are the current members of the Compensation Committee. The Compensation Committee met twice during 1997. The Compensation Committee recommends compensation for officers and employees of the Company, grants (or delegates authority to grant) options and stock awards under the Company's employee benefit plans, and reviews and recommends adoption of and amendments to stock option and employee benefit plans.

DIRECTOR COMPENSATION

  The Company reimburses Board members for reasonable expenses associated with their attendance at Board meetings. With the exception of Thomas F. Farb, who receives a fee from the Company of $1,000 for each Board meeting he attends, none of the members of the Board receives a fee for attending Board meetings. Members of the Board who are not employees, consultants or independent contractors of the Company, or any parent, subsidiary or affiliate of the Company, are eligible to participate in the Company's 1995 Directors Stock Option Plan (the "Directors Plan"). During 1997, Messrs. Chandler, Curme, Farb and Gaylord were each granted an option pursuant to the Directors Plan to purchase 10,000 shares of the Company's Common Stock at an exercise price of $39.875 per share.

                 THE BOARD RECOMMENDS A VOTE FOR THE ELECTION
                      OF EACH OF THE NOMINATED DIRECTORS.

    PROPOSAL NO. 2--APPROVAL OF AMENDMENT TO THE 1995 EQUITY INCENTIVE PLAN

  In March 1998, the Board adopted, subject to stockholder approval, an amendment to HNC's 1995 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares. The stockholders of HNC are now being asked to approve such amendment.

  The availability of additional stock options will facilitate HNC's expansion of its employee base. In particular, HNC's recent acquisitions of CompReview, Practical Control Systems Technologies, Inc. and Financial Technology, Inc. have substantially increased the number of employees who are eligible to receive options under the Incentive Plan. Management believes that this amendment to the Incentive Plan is in the best interests of HNC because of the continuing need to provide options in order to attract and retain highly qualified employees and remain competitive in the software industry, which is currently providing employees with significant opportunities for employment with HNC's competitors and other software companies.

  Below is a summary of the principal provisions of the Incentive Plan, which summary is qualified in its entirety by reference to the full text of the Incentive Plan.

                   SUMMARY OF THE 1995 EQUITY INCENTIVE PLAN

  Incentive Plan History. The Board adopted the Incentive Plan in May 1995, and it was approved by the stockholders in May 1995. The Incentive Plan was amended by the Board and stockholders in 1996 and again in 1997 to increase the number of shares available for grant. The purpose of the Incentive Plan is to offer employees and other eligible persons an opportunity to participate in HNC's future performance through awards of stock options, restricted stock and stock bonuses. From the inception of the Incentive Plan through December 31, 1997, options to purchase an aggregate of 3,877,764 shares of HNC Common Stock were granted under the Incentive Plan, of which options to purchase 407,502 shares were cancelled. Options were granted under the Incentive Plan to the Named Executive Officers (as defined in "Executive Compensation"), as follows:
Robert L. North, 140,000 shares; Lee E. Martin, 20,000 shares; Raymond V. Thomas, 40,000 shares; and Todd W. Gutschow, 60,000 shares. During the same period, the Company's current executive officers as a group (six persons) were granted options under the Incentive Plan to purchase an aggregate of 470,000 shares, and options to purchase an aggregate of 3,407,764 shares were granted to employees other than current executive officers. No options have been granted under the Incentive Plan to any director who is not an executive officer of the Company or to any associate of any executive officer or director of the Company, and no person received 5% or more of the total options granted under the Incentive Plan from the inception of the Incentive Plan through December 31, 1997.

  Number of Shares Subject to the Incentive Plan. The stock subject to issuance under the Incentive Plan consists of shares of HNC's authorized but unissued Common Stock. The number of shares of Common Stock currently reserved for issuance under the Incentive Plan is the sum of (i) 3,550,000 shares (the "Base Shares") plus (ii) any shares that were unissued and not subject to then outstanding options under HNC's 1987 Stock Option Plan (the "Prior Plan") on the effective date of the Incentive Plan, and any shares issuable upon exercise of options granted under the Prior Plan that expire or become unexercisable thereafter for any reason without having been exercised in full (collectively, "Available Prior Plan Shares"). Available Prior Plan Shares are no longer available for distribution under the Prior Plan but are available for distribution under the Incentive Plan. If any option granted pursuant to the Incentive Plan expires or terminates for any reason without being exercised in whole or in part, then the shares released from such option will again become available for grant and purchase under the Incentive Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events. This Proposal No. 2 will increase the number of Base Shares by 1,000,000 from 3,550,000 to 4,550,000 shares.

  Eligibility. Employees, officers, directors, consultants, independent contractors and advisors of HNC (and of any of its subsidiaries and affiliates) are eligible to receive awards under the Incentive Plan (the "Participants"). No Participant is eligible to receive more than 500,000 shares of Common Stock in any calendar year under the Incentive Plan, other than new employees of HNC (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 700,000 shares of Common Stock in the calendar year in which they commence their employment with HNC. As of December 31, 1997, approximately 703 persons were eligible to participate in the Incentive Plan, 134,815 shares had been issued upon exercise of options granted under the Incentive Plan and 3,335,447 shares were subject to outstanding options. As of that date, 317,576 shares were available for future option grants, after taking into account all Available Prior Plan Shares. In addition, an aggregate of 1,390,000 shares of Common Stock have been reserved for issuance under the Company's 1998 Stock Option Plan and the Practical Control Systems Technologies, Inc. ("PCS") 1998 Stock Option Plan (which was assumed by the Company in connection with the acquisition of PCS). A total of 507,750 shares are currently available for future grant under these two plans. The closing price of HNC Common Stock on the Nasdaq National Market was $37.375 per share on March 27, 1998, the Record Date.

  Administration. The Incentive Plan is administered by the Compensation Committee of the Board (the "Committee"), the members of which are appointed by the Board. The Committee currently consists of Oliver D. Curme and Charles
H. Gaylord, Jr., both of whom are "non-employee directors," as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors," as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

  Subject to the terms of the Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each award and the terms and conditions of awards. The Committee has authorized Robert L. North, HNC's President and Chief Executive Officer, to make grants to non-officer employees of options to purchase specified ranges of shares based on the position and grade level for the applicable employee pursuant to guidelines established by the Committee. The Committee also has the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted thereunder.

  Stock Options. The Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of HNC or any parent or subsidiary of HNC. The option exercise price for each option share must be no less than 100% of the "fair market value" (as defined in the Incentive Plan) of a share of HNC Common Stock at the time the option is granted. In the case of an ISO granted to a 10% stockholder, the exercise price for each ISO share must be no less than 110% of the fair market value of a share of Common Stock at the time the ISO is granted.

  The exercise price of options granted under the Incentive Plan may be paid as approved by the Committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of HNC to the Participant; (3) by surrender of shares of HNC Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and a NASD broker; or (8) by any combination of the foregoing.

  Restricted Stock Awards. The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for such awards must be no less than 100% of the fair market value of HNC Common Stock on the date of the award and can be paid for in any of the forms of consideration listed in items
(1) through (5) in "Stock Options" above, as are approved by the Committee at the time of grant. To date, HNC has not granted any restricted stock awards under the Incentive Plan.

  Stock Bonus Awards. The Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. To date, HNC has not granted any stock bonus awards under the Incentive Plan and does not intend to grant stock bonus awards from shares now reserved or now proposed to be reserved under the Incentive Plan.

  Mergers, Consolidations, Change of Control. In the event of a merger, consolidation, dissolution or liquidation of HNC, the sale of substantially all of the assets of HNC or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Incentive Plan or provide substantially similar consideration, shares or other property as was provided to stockholders of HNC in such transaction (after taking into account provisions of the awards). In the event that the successor corporation does not assume or substitute the options awarded, such options will expire upon the closing of such transaction at such time and upon such conditions as the Board determines.

  Amendment of the Incentive Plan. The Board or the Committee may at any time terminate or amend the Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Incentive Plan. However, the Board and the Committee may not amend the Incentive Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder, or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

  Term of the Incentive Plan. Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will expire in May 2005, ten years after the Board adopted the Incentive Plan.

  Federal Income Tax Information.

  THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO HNC AND PARTICIPANTS UNDER THE INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN.

  Incentive Stock Options. A Participant will recognize no income upon grant of an ISO and will incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax ("AMT") as described below). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, then the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

  If the Participant disposes of ISO Shares prior to the expiration of either of the above-described required holding periods (a "disqualifying disposition"), then any gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income to the Participant. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO Shares were held by the Participant.

  Alternative Minimum Tax. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular income tax) is 26% of the portion of an individual taxpayer's alternative minimum taxable income that would normally be taxed as ordinary income (28% of that portion in the case of alternative minimum taxable income in excess of $175,000). A maximum 20% AMT rate applies to the portion of alternative minimum taxable income that would normally be taxed as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price), and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

  Nonqualified Stock Options. A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by HNC (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

  Restricted Stock and Stock Bonus Awards. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time the tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

  Maximum Tax Rates. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum of 20%. For this purpose, in order to receive long-term capital gain treatment, the shares must be held for more than eighteen months. Mid-term capital gain will be taxed at a maximum rate of 28%. For this purpose, in order to receive mid-term capital gain treatment, the shares must be held for more than one year and not more than eighteen months. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

  Tax Treatment of HNC. HNC generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income and HNC withholds tax. HNC will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

  ERISA. The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

                 THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT
                      TO THE 1995 EQUITY INCENTIVE PLAN.

     PROPOSAL NO. 3--RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Company has selected Price Waterhouse LLP as its independent accountants to perform the audit of the Company's financial statements for the fiscal year ending December 31, 1998, and the stockholders are being asked to ratify such selection. Price Waterhouse LLP has been engaged as the Company's independent accountants since the year ended December 31, 1989. Representatives of Price Waterhouse LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions.

               THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
                   OF THE SELECTION OF PRICE WATERHOUSE LLP.

                               NEW PLAN BENEFITS

  The amounts of future option grants under the Incentive Plan are not determinable because, under the terms of the Incentive Plan, such grants are made in the discretion of the Committee or its designees. Future option exercise prices are not determinable because they are based upon the fair market value of HNC Common Stock on the date of grant.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information with respect to the beneficial ownership of HNC Common Stock as of March 27, 1998 by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director and nominee; (iii) each Named Executive Officer set forth in the Summary Compensation Table below; and (iv) all directors and executive officers as a group.

                                                    AMOUNT OF
NAME OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP(1) PERCENT(1)
------------------------                     ----------------------- ----------
The Capital Group Companies, Inc.(2)........        2,562,000           10.4%
Essex Investment Management Company(3)......        1,544,110            6.2
Robert L. Kaaren(4).........................        1,250,280            5.1
Michael E. Munayyer, Trustee of the Michael
 Munayyer Trust
 dated August 11, 1995(5)...................        1,250,280            5.1
Robert L. North(6)..........................          391,694            1.6
Todd W. Gutschow(7).........................          272,023            1.1
Edward K. Chandler(8).......................           95,284             *
Raymond V. Thomas(9)........................           85,083             *
Michael A. Thiemann(10).....................           50,167             *
Charles H. Gaylord, Jr.(11).................           40,000             *
Lee E. Martin(12)...........................           20,370             *
Oliver D. Curme(13).........................           11,586             *
Thomas F. Farb(14)..........................            2,500             *
All executive officers and directors as a
 group (10 persons)(15).....................          975,837            3.9%

--------
  * Less than 1%

 (1) Based upon a total of 24,727,776 shares of Common Stock outstanding as of March 27, 1998. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of March 27, 1998 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

 (2) Based upon a Schedule 13G dated March 9, 1998. The Capital Group Companies, Inc. ("The Capital Group") is the parent holding company of a group of investment management companies that hold the shares. The Capital Group reported sole dispositive power with respect to 2,562,000 shares of Common Stock and sole voting power with respect to 230,000 shares of Common Stock. The address of the Capital Group is 333 South Hope Street, Los Angeles, California 90071.

 (3) Based upon a Schedule 13G dated January 16, 1998. Essex Investment Management Company reported sole dispositive power with respect to 1,544,110 shares of Common Stock and sole voting power as to 1,239,360 shares of Common Stock. The address of Essex Investment Management Company is 125 High Street, Boston, Massachusetts 02110.

 (4) Dr. Kaaren is the Chairman and Chief Executive Officer of CompReview, Inc. ("CompReview"), a wholly-owned subsidiary of the Company. The address of Dr. Kaaren is c/o CompReview, Inc., 3200 Park Center Drive, 5th Floor, Costa Mesa, California 92626.

 (5) Mr. Munayyer is the Chief Technical Officer of CompReview. The address of Mr. Munayyer and the Michael Munayyer Trust is c/o CompReview, Inc., 3200 Park Center Drive, 5th Floor, Costa Mesa, California 92626.

 (6) Includes 29,303 shares of Common Stock held of record by the Robert L. North & Dixie L. North Revocable Inter Vivos Trust, of which Mr. North is a trustee. Also includes 314,557 shares of Common Stock subject to options exercisable within 60 days of March 27, 1998. Mr. North is the President and Chief Executive Officer and a director of HNC.

 (7) Includes 239,359 shares of Common Stock held by the Todd and Mari Gutschow Family Trust, of which Mr. Gutschow is a trustee, and 32,664 shares of Common Stock subject to options exercisable within 60 days of March 27, 1998. Mr. Gutschow is Vice President, Technology Development of HNC.

 (8) Includes 20,000 shares of Common Stock subject to options exercisable within 60 days of March 27, 1998. Mr. Chandler is a director of HNC.

 (9) Represents 85,083 shares of Common Stock subject to options exercisable within 60 days of March 27, 1998. Mr. Thomas is Vice President, Finance and Administration, Chief Financial Officer and Secretary of HNC.

(10) Includes 44,167 shares of Common Stock held by the Thiemann Family Trust dated July 1, 1996, of which Mr. Thiemann is a trustee. Mr. Thiemann is the President of Aptex Software Inc., a partially owned subsidiary of HNC.

(11) Represents 20,000 shares of Common Stock held of record by the Gaylord Family Trust UTD 12/31/93, Charles H. Gaylord, Jr. and Lynn M. Gaylord trustees, and 20,000 shares of Common Stock subject to options exercisable within 60 days of March 27, 1998. Mr. Gaylord is a director of HNC.

(12) Includes 8,405 shares of Common Stock subject to options exercisable within 60 days of March 27, 1998. Mr. Martin was Vice President until February 1998.

(13) Includes 2,500 shares of Common Stock subject to options exercisable within 60 days of March 27, 1998. Mr. Curme is a director of HNC.

(14) Represents 2,500 shares of Common Stock subject to options exercisable within 60 days of March 27, 1998. Mr. Farb is a director of HNC.

(15) Includes 504,804 shares of Common Stock subject to options exercisable within 60 days of March 27, 1998, including the options described in footnotes (6) through (11), (13) and (14).

                              EXECUTIVE OFFICERS
The names, ages and positions of the Company's executive officers as of March 27, 1998 are as follows:

NAME                          AGE POSITION
----                          --- --------
Robert L. North.............   62 President and Chief Executive Officer
Raymond V. Thomas...........   55 Vice President, Finance and Administration, Chief
                                  Financial Officer and Secretary
John Mutch..................   41 Vice President, Marketing
Todd W. Gutschow............   37 Vice President, Technology Development
Michael A. Thiemann.........   41 President, Aptex Software Inc.
John Buchanan...............   41 President, Retek Information Systems, Inc.

  Mr. North has been President and Chief Executive Officer and a director of the Company since June 1987. Mr. North is also a director of Peerless Systems Corporation. Mr. North holds Bachelor of Science and Master of Science degrees in Electrical Engineering from Stanford University.

  Mr. Thomas has been Vice President, Finance and Administration and Chief Financial Officer of the Company since February 1995 and Secretary of the Company since May 1995. From May 1993 to February 1995, he served as Executive Vice President and Chief Financial Officer of Golden Systems, Inc., a power supply manufacturer, and from September 1994 to February 1995 he also served as Chief Operating Officer. From April 1991 to May 1993, Mr. Thomas served as Senior Vice President of Finance and Administration and Chief Financial Officer of Vitesse Semiconductor Corporation, a semiconductor manufacturer. Mr. Thomas holds a Bachelor of Science degree in Industrial Management from Purdue University and attended the Wharton School of Business at the University of Pennsylvania.

  Mr. Mutch joined the Company in July 1997 as Vice President, Marketing. In April 1998, he became the Company's Senior Vice President, Corporate Marketing and Business Development. He was a founder of MVenture Holdings, Inc., a private equity fund that invests in start-up technology companies, and served as a General Partner from June 1994 to July 1997. From December 1986 to June 1994, Mr. Mutch held a variety of positions with Microsoft Corporation, including Director of Organization Marketing. He holds a Bachelor of Science degree in Applied Economics from Cornell University and a Masters degree in Business Administration from the University of Chicago.

  Mr. Gutschow is a co-founder of the Company and has been Vice President, Technology Development of the Company since October 1990. He was also Secretary of the Company from January 1993 to May 1995. Mr. Gutschow holds a Bachelor of Arts degree in Physics from Harvard University and attended the University of California at San Diego.

  Mr. Thiemann joined the Company in June 1989. He ran the Company' Aptex text analysis division from January 1996 to September 1996 and in September 1996 was named President and Chief Executive Officer of Aptex Software Inc. From May 1993 to January 1996, he served as Executive Vice President, Sales and Marketing of the Company. He also served as Executive Vice President and General Manager, Decision Systems of the Company from January 1993 to May 1993, Vice President and General Manager, Decision Systems of the Company from February 1990 to January 1993 and Vice President, New Business Development of the Company from June 1989 to February 1990. Mr. Thiemann holds a Bachelor of Arts degree in Art, a Bachelor of Science degree in Electrical Engineering and a Masters degree in Electrical Engineering from Stanford University and a Masters degree in Business Administration from Harvard University.

  Mr. Buchanan has been President of Retek Information Systems, Inc. ("Retek") since February 1993. In November 1996, Retek became a wholly-owned subsidiary of HNC. Mr. Buchanan holds a Bachelor of Commerce degree in Finance and Computer Systems from the University of Otago.

                            EXECUTIVE COMPENSATION

  The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to HNC and its subsidiaries during each of 1995, 1996 and 1997 to (i) HNC's Chief Executive Officer and (ii) HNC's four other most highly compensated executive officers who were serving as executive officers at the end of 1997 (the "Named Executive Officers"). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, if any, whether paid or deferred. HNC does not grant stock appreciation rights and has no long-term compensation benefits other than stock options.

                          SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM
                                                                  COMPENSATION
                                    ANNUAL COMPENSATION              AWARDS
                              ----------------------------------- ------------
                                                                   SECURITIES
   NAME AND PRINCIPAL                              OTHER ANNUAL    UNDERLYING
        POSITION         YEAR  SALARY   BONUS     COMPENSATION(1)   OPTIONS
   ------------------    ---- -------- -------    --------------- ------------
Robert L. North......... 1997 $196,008 $85,700        $4,763         70,000
 President and Chief
  Executive              1996  175,000  85,700         4,472         70,000
 Officer                 1995  174,428  64,100         1,797        100,000
Raymond V. Thomas....... 1997  129,584  42,400           729         20,000
 Vice President, Finance
  and                    1996  125,004  42,400           438         20,000
 Administration, Chief
  Financial              1995  104,389  46,750        87,750(3)     110,000
 Officer and Secretary
Todd W. Gutschow........ 1997  115,415  20,565         1,336         20,000
 Vice President,
  Technology             1996  105,415  19,875         1,323         40,000
 Development             1995  115,332  20,167            62            --
Michael A. Thiemann..... 1997  151,591 114,153(2)      1,919            --
 President, Aptex
  Software Inc.          1996  146,667 109,170(2)      1,799            --
                         1995  111,351 202,823(2)        201            --
Lee E. Martin........... 1997   79,583 385,739(2)        264         10,000
 Vice President, North
  American Sales         1996   75,000 251,966(2)        205         10,000
                         1995   74,719 236,026(2)        200            --

--------
(1) Unless otherwise indicated below, represents premiums for group term life and disability insurance.

(2) Includes commissions.

(3) Represents premiums for group term life insurance and disability insurance in the amount of $360 and reimbursements for relocation expenses in the amount of $87,390.

  The following table sets forth further information regarding option grants pursuant to the Incentive Plan during 1997 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission (the "SEC"), the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                             OPTION GRANTS IN 1997

                                                                             POTENTIAL REALIZABLE
                                                                            VALUE AT ASSUMED ANNUAL
                         NUMBER OF  PERCENTAGE OF                            RATES OF STOCK PRICE
                         SECURITIES TOTAL OPTIONS                              APPRECIATION FOR
                         UNDERLYING  GRANTED TO                                 OPTION TERM(2)
                          OPTIONS   EMPLOYEES IN  EXERCISE PRICE EXPIRATION ------------------------
          NAME           GRANTED(1)     1997        PER SHARE       DATE        5%          10%
          ----           ---------- ------------- -------------- ---------- ----------- ------------
Robert L. North.........   70,000        3.3%         $31.25      1/24/07   $ 1,375,707 $ 3,486,312
Raymond V. Thomas.......   20,000        1.0           31.25      1/24/07       393,059     996,089
Todd W. Gutschow........   20,000        1.0           31.25      1/24/07       393,059     996,089
Michael A. Thiemann.....      --         --              --           --            --          --
Lee E. Martin...........   10,000        --            31.25      1/24/07       196,529     498,045

--------
(1) The options shown in the table were granted at fair market value, are incentive stock options (to the extent permitted under the Code) and will expire ten years from the date of grant, subject to earlier termination upon termination of the optionee's employment. In February 1998, certain of the Named Executive Officers were granted additional options to purchase shares of Common Stock as follows: Robert L. North, 50,000 shares; Raymond V. Thomas, 20,000 shares; Todd W. Gutschow, 70,000 shares and John Buchanan, 30,000 shares. Also in February 1998, John Mutch was granted an option to purchase 45,000 shares. All options were granted at fair market value and will expire ten years from the date of grant, subject to earlier termination upon termination of the optionee's employment.

(2) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent HNC's estimate or projection of future Common Stock prices or values.

  The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during 1997, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1997. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $43.00 per share, which was the closing price of HNC's Common Stock as reported on the Nasdaq National Market on December 31, 1997, the last day of trading for 1997.

            AGGREGATE OPTION EXERCISES IN 1997 AND YEAR-END VALUES

                                                   NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                  UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                           SHARES                 OPTIONS AT YEAR-END(1)        AT YEAR-END(2)
                         ACQUIRED ON    VALUE    ------------------------- -------------------------
          NAME           EXERCISE(1) REALIZED(1) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ----------- ----------- ----------- ------------- ----------- -------------
Robert L. North.........   97,834    $2,834,215    280,398      154,602    $11,465,135  $2,919,615
Raymond V. Thomas.......    3,000        72,750     70,916       72,084      2,836,640   1,870,860
Todd W. Gutschow........      --            --      23,497       41,667        544,095     616,881
Michael A. Thiemann.....    4,167       103,445        --           --             --          --
Lee E. Martin...........    1,476        49,372      7,741       19,688        258,279     349,188

--------
(1) "Value Realized" represents the fair market value of the shares of Common Stock underlying the option on the date of exercise less the aggregate exercise price of the option.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized", have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of HNC's Common Stock on December 31, 1997, the last day of trading for 1997.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee consists of Messrs. Curme and Gaylord, neither of whom has any interlocking relationships as defined by the SEC.

                       REPORT ON EXECUTIVE COMPENSATION

  Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board (the "Committee"). The Committee is composed of two independent non-employee directors, neither of whom has any interlocking relationships as defined by the SEC. Although Mr. North and Mr. Thomas attend some of the meetings of the Committee, they do not participate in deliberations that relate to their own compensation.

GENERAL COMPENSATION POLICY

  The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers and employees of the Company at or about the beginning of each year. The Committee administers the Company's incentive and equity plans, including the Incentive Plan and the Stock Purchase Plan.

  The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, the Company's compensation policy, which applies to executive officers and other key employees of the Company, relates a portion of each individual's total compensation to the Company's revenue and profit objectives as well as individual objectives set forth at the beginning of the year. Consistent with this policy, a designated portion of the compensation of the executive officers of the Company is contingent on corporate performance and, in the case of certain executive officers, is also based on the individual officer's performance, as determined by the Committee in its discretion. Long-term equity incentives for executive officers are effected through the granting of stock options under the Incentive Plan. Stock options have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the options to vest.

  The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the Committee reviewing the American Electronics Association Executive Compensation Survey for Electronics and Information Technology Companies (the "AEA Survey"), the Radford Executive Compensation Report and certain other surveys of prevailing compensation practices among high-technology companies with whom the Company competes for executive talent, and by their evaluating such information in connection with the Company's corporate goals. These surveys are nationally known for their data bases of high technology company compensation practices. The AEA Survey itself includes over 490 high technology companies. To this end, the Committee attempts to compare the compensation of the Company's executive officers with comparable survey positions and the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to their base salaries, the Company's executive officers, including the CEO, are each eligible to receive cash bonuses and to participate in the Incentive Plan.

  In preparing the performance graph for this Proxy Statement, the Company used the H&Q Technology Index ("H&Q Index") as its published line of business index. The companies in the AEA Survey are substantially similar to the companies contained in the H&Q Index. Nevertheless, certain of the companies in the H&Q Index were not included in the AEA Survey and were not included in the Company's other salary surveys because they were not determined to be competitive with the Company for executive talent or because compensation information was not available.

  This competitive market information is reviewed by the Committee with the Chief Executive Officer for each executive level position and within the Committee as to the Chief Executive Officer. In addition, each executive officer's performance for the last year and objectives for the subsequent year are viewed, together with such executive officer's responsibility level and the Company's fiscal performance versus objectives and potential performance targets for the subsequent year.

1997 EXECUTIVE COMPENSATION

  BASE COMPENSATION. The foregoing information was presented to the Committee in February 1997. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective February 1, 1997 for each executive officer, including the CEO.

  INCENTIVE COMPENSATION. Cash bonuses are awarded to the extent that an executive officer has achieved predetermined individual objectives and the Company has met predetermined revenue and profit objectives set by the Board at the beginning of the year. The CEO's subjective judgment of executives' performance (other than his own) is taken into account in determining whether those objectives have been satisfied. Cash bonuses to individuals are not limited with the exception of the profit factor of such bonus, which is limited to twice the amount of the relevant individual's target for such profit factor. Performance is measured at the end of the year. For 1997, the bases of target incentive compensation for executive officers were Company revenues and profits, ranging from approximately 45% to 70% of an individual's target incentive compensation, with the balance, if any, based on individual objectives, depending on the individual executive. The targets and actual bonus payments are determined by the Committee, in its discretion.

  STOCK OPTIONS. Stock options are an essential element of the Company's executive compensation package. The Committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on appreciation of the Company's stock. Approximately 100% of the Company's full-time employees participate in the Incentive Plan.

  In 1997, stock options were granted to certain executive officers to aid in the retention of executive officers and to align their interests with those of the stockholders. See "Executive Compensation--Option Grants in 1997." Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In the discretion of the Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's Common Stock. In 1997, as part of an annual review of the stock options held by executive officers and managers, the Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of grant.

  For 1998, the Committee will be considering whether to grant future options under the Incentive Plan to executive officers based on the factors described above, with particular attention to the Company-wide management objectives and the executive officers' success in attaining specific individual financial and operational objectives established or to be established for 1998, to the Company's revenue and profit expectations and to the number of options currently held by the executive officers that remain unvested.

  COMPANY PERFORMANCE AND CEO COMPENSATION. In 1997, Mr. North's base salary increased to $195,000. Based upon the criteria set forth under the discussion of Incentive Compensation above, the Committee awarded Mr. North incentive compensation of $85,700 for 1997. This bonus figure represents approximately 83% of the target bonus for Mr. North for 1997. All of Mr. North's incentive compensation was based upon obtaining and surpassing corporate operating revenue and profit objectives and performance relative to individual goals. These objectives included satisfactorily managing the Company's overall corporate business plan, such as meeting the Company's profitability projections and the Company's sales targets and significantly strengthening the Company's market position. As an additional incentive to Mr. North to achieve the objectives established by the Committee for 1997, in January 1997, the Committee exercised its discretion and granted Mr. North a stock option to purchase 70,000 shares of the Company's Common Stock to become exercisable as to 25% of the shares underlying such stock option for each full year following the date of grant that Mr. North renders services to the Company. In granting the stock option to Mr. North, the Committee reviewed Mr. North's prior outstanding option grants, the number of options that remained unexercisable, the number of shares Mr. North already owned as of the dates the options were granted and the Company's performance in 1996. The Committee believes that this grant was appropriate because it provided the proper incentives to Mr. North for 1997 and beyond and takes account of his prior significant stock holdings. The Committee reviewed the compensation practices of comparable companies in making these awards to Mr. North.

  COMPLIANCE WITH SECTION 162(M) OF THE CODE. The Company intends to comply with the requirements of Section 162(m) of the Code for 1997. The Incentive Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for 1998 to any of its executive officers to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m).

                                          COMPENSATION COMMITTEE

                                          OLIVER D. CURME
                                          CHARLES H. GAYLORD, JR.

                        COMPANY STOCK PRICE PERFORMANCE

  The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

  The graph below compares the cumulative total stockholder return on the Common Stock of the Company from June 20, 1995 (the effective date of the Company's registration statement with respect to the Company's initial public offering) to December 31, 1997 with the cumulative total return on the Nasdaq Stock Market--U.S. Index and the H&Q Technology Index over the same period (assuming the investment of $100 in the Common Stock of Company and in each of the other indices on the date of the Company's initial public offering, and reinvestment of all dividends).

  The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of the Company's Common Stock.

                       [PERFORMANCE CHART APPEARS HERE]

                                               NASDAQ STOCK
                                                 MARKET--       H&Q TECHNOLOGY
                          HNC SOFTWARE INC.     U.S. INDEX          INDEX
                          ------------------ ---------------- ------------------
                          MARKET  INVESTMENT       INVESTMENT         INVESTMENT
                           PRICE    VALUE    INDEX   VALUE     INDEX    VALUE
                          ------- ---------- ----- ---------- ------- ----------
06/20/95................. $ 7.000  $100.00   303.8  $100.00     789.9  $100.00
06/30/95................. $10.625  $151.78   305.0  $100.38     781.8  $ 98.97
09/30/95................. $13.125  $187.49   341.7  $112.47     883.5  $111.86
12/31/95................. $23.875  $341.05   345.9  $113.84     836.8  $105.94
03/31/96................. $34.000  $485.68   362.0  $119.15     852.9  $107.98
06/30/96................. $46.250  $660.67   391.6  $128.88     913.6  $115.67
09/30/96................. $40.000  $571.39   405.5  $133.46     969.9  $122.79
12/31/96................. $31.250  $446.40   425.4  $140.02   1,040.0  $131.67
03/31/97................. $26.125  $373.19   402.4  $132.43     991.3  $125.50
06/30/97................. $38.125  $544.61   476.1  $156.70   1,193.2  $151.06
09/30/97................. $39.750  $567.82   556.7  $183.21   1,446.0  $183.07
12/31/97................. $43.000  $614.25   522.1  $171.82   1,219.3  $154.37

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  From January 1, 1997 to the present, there are no currently proposed transactions in which the amount involved exceeds $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company's Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except for payments set forth under "Executive Compensation" above and the transactions described below.

  In November 1997, HNC acquired CompReview in a transaction accounted for as a pooling of interests, and issued a total of 4,885,560 shares of HNC Common Stock to the two former shareholders of CompReview, Robert L. Kaaren, the Chairman and Chief Executive Officer of CompReview, and the Michael Munayyer Trust dated August 11, 1995, of which Michael E. Munayyer, the Chief Technical Officer of CompReview is a trustee, each of whom is currently a 5% stockholder of the Company. Each of Dr. Kaaren and Mr. Munayyer's Trust received 2,442,780 shares of HNC Common Stock in the merger, representing 9.9% of the shares of the Company's Common Stock then issued and outstanding. In March 1998, Dr. Kaaren and Mr. Munayyer (as Trustee of the Michael Munayyer Trust dated August 11, 1995), each sold 1,192,500 shares of Common Stock in an underwritten public offering.

                             STOCKHOLDER PROPOSALS

  Proposals of stockholders intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than December 20, 1998 in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting.

                        COMPLIANCE UNDER SECTION 16(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16 of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that all Section 16(a) filing requirements were met during 1997, except that Michael Thiemann did not file a Form 4 to report one transaction which was later reported on a Form 5.

                                OTHER BUSINESS

  The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                                                      APPENDIX A

                               HNC SOFTWARE INC.

                           1995 EQUITY INCENTIVE PLAN

                             As Adopted May 4, 1995
 As Amended January 11, 1996 (effective as of July 27,1995), December 6, 1996,
                      November 25, 1997 and May ___, 1998

     1.  PURPOSE.  The purpose of this Plan is to provide incentives to attract,
         -------
retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

     2.  SHARES SUBJECT TO THE PLAN.
         --------------------------

         2.1  Number of Shares Available.  Subject to Sections 2.2 and 18,
              --------------------------
the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 4,550,000/1/ Shares plus any Shares that are made available for grant and issuance under this Plan pursuant to the following sentence. Any Shares remaining unissued under the 1987 Stock Option Plan adopted by HNC Software Inc., a California corporation that is the Company's predecessor (the "PRIOR PLAN") on the Effective Date (as defined below) and any Shares issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plan, but will also be available for grant and issuance under this Plan. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued; will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

         2.2  Adjustment of Shares.  In the event that the number of outstanding
              --------------------
Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of
                                            --------  -------
a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

     3.  ELIGIBILITY.  ISOs (as defined in Section 5 below) may be granted only
         -----------
to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide
         --------
services not in connection with the offer and sale of securities in a capital-


-------------
/1/ Adjusted to reflect (i) the 2-for-1 split of the Company's capital stock effected in April 1996; (ii) the authorization of 1,500,000 additional shares of Common Stock for issuance under the Plan approved by the Company's stockholders on December 6, 1996; (iii) the authorization of 750,000 additional shares of Common Stock for issuance under the Plan approved by the Company's stockholders on November 25, 1997; and (iv) the authorization of 1,000,000 additional shares of Common Stock for issuance under the Plan approved by the Company's stockholders on May ___, 1997.

raising transaction. No person will be eligible to receive more than 500,000/2/ Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent, Subsidiary or Affiliate of the Company (including new employees who are also officers and directors of the Company or any Parent, Subsidiary or Affiliate of the Company) who are eligible to receive up to a maximum of 700,000/3/ Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

     4.  ADMINISTRATION.
         --------------

         4.1  Committee Authority.  This Plan will be administered by the
              -------------------
Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

          (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

          (b) prescribe, amend and rescind rules and regulations relating to this Plan;

          (c)  select persons to receive Awards;

          (d)  determine the form and terms of Awards;

          (e) determine the number of Shares or other consideration subject to Awards;

          (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

          (g)  grant waivers of Plan or Award conditions;

          (h)  determine the vesting, exercisability and payment of Awards;

          (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

          (j)  determine whether an Award has been earned; and

          (k) make all other determinations necessary or advisable for the administration of this Plan.

          4.2  Committee Discretion.  Any determination made by the Committee
               --------------------
with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

          4.3  Exchange Act Requirements.  If two or more members of the Board
               -------------------------
are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors and Disinterested Persons. During all times that the Company is subject to Section 16 of the Exchange Act, the Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange


--------------------
/2/ Adjusted to reflect the 2-for-1 split of the Company's capital stock effected in April 1996.

/3/ Adjusted to reflect the 2-for-1 split of the Company's capital stock effected in April 1996.

Act, which will consist of the appointment by the Board of a Committee consisting of not less than two (2) members of the Board, each of whom is a Disinterested Person.

          5.  OPTIONS.  The Committee may grant Options to eligible persons and
              -------
will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOS") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

              5.1  Form of Option Grant.  Each Option granted under this Plan
                   --------------------
will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

              5.2  Date of Grant.  The date of grant of an Option will be the
                   -------------
date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

              5.3  Exercise Period.  Options will be exercisable within the
                   ---------------
times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will
                                        --------  -------
be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly
                ----------------
or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

              5.4  Exercise Price.  The Exercise Price of an Option will be
                   --------------
determined by the Committee when the Option is granted and may be not less than 100% of the Fair Market Value of the Shares on the date of grant; provided that: the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

              5.5  Method of Exercise.  Options may be exercised only by
                   ------------------
delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

              5.6  Termination.  Notwithstanding the exercise periods set
                   -----------
forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

          (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

          (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five
               (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

               5.7  Limitations on Exercise.  The Committee may specify a
                    -----------------------
reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

               5.8  Limitations on ISOs.  The aggregate Fair Market Value
                    -------------------
(determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

               5.9  Modification, Extension or Renewal.  The Committee may
                    ----------------------------------
modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be
                        --------  -------
reduced below the minimum Exercise Price that would be permitted under Section
5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

               5.10  No Disqualification.  Notwithstanding any other provision
                     -------------------
in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

          6.  RESTRICTED STOCK.  A Restricted Stock Award is an offer by the
              ----------------
Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

              6.1  Form of Restricted Stock Award.  All purchases under a
                   ------------------------------
Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

          6.2  Purchase Price.  The Purchase Price of Shares sold pursuant to a
               --------------
Restricted Stock Award will be determined by the Committee and will be at least 100% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted. Payment of the Purchase Price may be made in accordance with
Section 8 of this Plan.

          6.3  Restrictions.  Restricted Stock Awards will be subject to such
               ------------
restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

      7.  STOCK BONUSES
          -------------

          7.1  Awards of Stock Bonuses.  A Stock Bonus is an award of Shares
               -----------------------
(which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company (provided that the Participant pays the Company the par value of the Shares awarded by such Stock Bonus in cash) pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

          7.2  Terms of Stock Bonuses.  The Committee will determine the number
               ----------------------
of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "PERFORMANCE PERIOD") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

          7.3  Form of Payment.  The earned portion of a Stock Bonus may be paid
               ---------------
currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

          7.4  Termination During Performance Period.  If a Participant is
               -------------------------------------
Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

      8.  PAYMENT FOR SHARE PURCHASES.
          ---------------------------

          8.1  Payment.  Payment for Shares purchased pursuant to this Plan may
               -------
be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

          (a) by cancellation of indebtedness of the Company to the Participant;

          (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

          (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are
                                 --------  -------
               not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided,
                                                                       --------
               further, that the portion of the Purchase Price equal to the par
               -------
               value of the Shares, if any, must be paid in cash;

          (d) by waiver of compensation due or accrued to the Participant for services rendered; provided, further, that the portion of the
                                  --------  -------
               Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

          (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

               (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          (f)  by any combination of the foregoing.

          8.2    Loan Guarantees.  The Committee may help the Participant
                 ---------------
pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

      9.   WITHHOLDING TAXES.
           -----------------

          9.1    Withholding Generally.  Whenever Shares are to be issued
                 ---------------------
in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          9.2   Stock Withholding.  When, under applicable tax laws, a
                -----------------
Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee and will be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax Date;

          (b) once made, then except as provided below, the election will be irrevocable as to the particular Shares as to which the election is made;

          (c) all elections will be subject to the consent or disapproval of the Committee;

          (d)  if the Participant is an Insider and if the Company is subject to
               Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

          (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant will receive the full number of Shares with respect to which the exercise occurs, but such Participant will be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     10.  PRIVILEGES OF STOCK OWNERSHIP.
          -----------------------------

          10.1  Voting and Dividends.  No Participant will have any of the
                --------------------
rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such
                                                        --------
Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to
                  --------  -------
retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

          10.2  Financial Statements.  The Company will provide financial
                --------------------
statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be
                                    --------  -------
required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

          11.  TRANSFERABILITY.  Awards granted under this Plan, and any
               ---------------
interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

          12.  RESTRICTIONS ON SHARES.  At the discretion of the Committee, the
               ----------------------
Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "Vested" (as defined in the Award Agreement), the higher of: (l) Participant's original Purchase Price, or (2) the Fair Market Value of such Shares on Participant's Termination Date, provided, that such right of repurchase (i) must be exercised as to all such
--------
"Vested" Shares unless a Participant consents to the Company's repurchase of only a portion of such "Vested" Shares and (ii) terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price, provided, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over five (5) years from the date the Shares were purchased (or from the date of grant of options in the case of Shares obtained pursuant to a Stock Option Agreement and Stock Option Exercise Agreement), and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

          13.  CERTIFICATES.  All certificates for Shares or other securities
               ------------
delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

          14.  ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a
               ------------------------
Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may
                                   --------  -------
require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

          15.  EXCHANGE AND BUYOUT OF AWARDS.  The Committee may, at any time or
               -----------------------------
from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

          16.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will
               ----------------------------------------------
not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

     17.  NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award
          -----------------------
granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     18.  CORPORATE TRANSACTIONS.
          ----------------------

          18.1  Assumption or Replacement of Awards by Successor.  In the event
                ------------------------------------------------
of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than
                                                                     ----- ----
a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or
                                         ------
transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 18.1, such Options will expire on such transaction at such time and on such conditions as the Board will determine.

          18.2  Other Treatment of Awards.  Subject to any greater rights
                -------------------------
granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

          18.3  Assumption of Awards by the Company.  The Company, from time to
                -----------------------------------
time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable
-------
upon exercise of any such option will
be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     19.  ADOPTION AND STOCKHOLDER APPROVAL.  This Plan will become
          ---------------------------------
effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "EFFECTIVE DATE"); provided, however, that if the Effective Date does not occur on or
        --------  -------
before December 31, 1995, this Plan will terminate as of December 31, 1995 having never become effective. This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised
                       --------  -------
prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to stockholder approval.

     20.  TERM OF PLAN.  Unless earlier terminated as provided herein, this
          ------------
Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.

     21.  AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time
          --------------------------------
terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval
              --------  -------
of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder, respectively.

     22.  NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by
          --------------------------
the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     23.  DEFINITIONS.  As used in this Plan, the following terms will have
          -----------
the following meanings:

          "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

          "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "BOARD" means the Board of Directors of the Company.

              "CODE" means the Internal Revenue Code of 1986, as amended.

              "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

              "COMPANY" means HNC Software Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

              "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

              "DISINTERESTED PERSON" means a director who has not, during the period that person is a member of the Committee and for one year prior to commencing service as a member of the Committee, been granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

              "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

              "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

              "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

          (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination (if such day is a trading day) as reported in The Wall Street Journal, and, if such date of determination is
                  -----------------------
               not a trading day, then on the last trading day prior to the date of determination;

          (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
                                                     -----------------------

          (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported in The Wall Street Journal; or
                                            -----------------------

          (d) if none of the foregoing is applicable, by the Committee in good faith.

               "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

               "OUTSIDE DIRECTOR" means any director who is not; (a) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company;
(b) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside
             -----------------
Director", as used in Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

          "OPTION" means an award of an option to purchase Shares pursuant to
Section 5.

          "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "PARTICIPANT" means a person who receives an Award under this Plan.

          "PLAN" means this HNC Software Inc. 1995 Equity Incentive Plan, as amended from time to time.

          "RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section
6.

          "SEC" means the Securities and Exchange Commission.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

          "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

          "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence
------
approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

                                                                      1409-PS-98

                                 DETACH HERE


                                     PROXY

                               HNC SOFTWARE INC.

                  Annual Meeting of Stockholders - May 21 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert L. North and Raymond V. Thomas, or either of them, as proxies each with full power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of stock of HNC Software Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual Meeting of Stockholders of HNC Software Inc. (the "Meeting") to be held on May 21, 1998 at 8:00 a.m., P.D.T., at the Hyatt Regency La Jolla in San Diego, California, and at any adjournment or postponement thereof.

     WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED AND, IF NO SPECIFICATION IS MADE, WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AND THIS PROXY AUTHORIZES THE ABOVE DESIGNATED PROXIES TO VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT AUTHORIZED BY RULE 14a-4(c) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


SEE REVERSE                                                     SEE REVERSE
   SIDE          (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)      SIDE

                                  DETACH HERE

[X] Please mark votes as in this example

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1.  Election of Directors

    Nominees: Edward K. Chandler, Oliver D. Curme, Thomas E. Farb, Charles H. Gaylord, Jr. And Robert L. North.

          [    ] For All Nominees  [    ] Withheld From All Nominees

[     ] _________________________
(Instruction: To withhold authority to vote for any individual nominee write that nominee's name on the space provided above.)


2. To ratify the amendment to HNC's 1995 Equity Incentive Plan to Increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares.

          [     ] For    [     ] Against    [     ] Abstain

3. To ratify the selection of Price Waterhouse LLP as the Company's independent auditors for the year ending December 31, 1998.

          [     ] For    [     ] Against    [     ] Abstain

4. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) on this Proxy. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares of stock are held of record by a corporation, this Proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute this Proxy for a deceased stockholder should give their full title. Please date this Proxy.


[     ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW





Signature:______________ Date: ________  Signature:______________ Date: ________